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                                                                    EXHIBIT 10.2

                                    AMENDMENT
                                     TO THE
                   1998 NON-OFFICER EMPLOYEE STOCK OPTION PLAN
                                       OF
                                 DSP GROUP, INC.

         (1) This Amendment, dated October 26, 2000, amends the 1998 Non-Officer Employee Stock Option Plan of DSP Group, Inc., (the "Plan") and is made pursuant to Section 13 of the Plan

         (2) Unless otherwise expressly provided for in this Amendment, all capitalized words or phrases or other defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

         (3) Section 3(a) of the Plan is hereby replaced with the following :

                  "(3) STOCK SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 3,600,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock."

                                   **********

I hereby certify that the foregoing Amendment was duly approved by the Board of Directors of DSP Group, Inc.


Dated: October 26, 2000                 /s/
                                        -------------------------------------
                                             Eliyahu Ayalon
                                             Chairman of the Board and
                                             Chief Executive Officer